UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 7, 2005
Fidelity Southern Corporation
(Exact name of registrant as specified in its charter)

Georgia	000-22374	58-1416811
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
3490 Piedmont Road, Suite 1550
Atlanta, Georgia 30305
(Address of principal executive offices) (Zip Code)
(404) 639-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01 Regulation FD Disclosure.
     A copy of the materials that the Company will present at the 2005 Southeast Bank Symposium on November 7, 2005 in Birmingham, Alabama, is furnished as Exhibit 99.1 hereto and incorporated by reference herein.
     In accordance with General Instruction B.2 of Form 8-K, this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The information in this Report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits.
     Exhibit 99.1 2005 Southeast Bank Symposium Presentation Materials.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity Southern Corporation (Registrant)

By:	/s/ M. Howard Griffith, Jr.

M. Howard Griffith, Jr. Chief Financial Officer
     Date: November 7, 2005

Exhibits

Exhibit No.	Description
99.1	2005 Southeast Bank Symposium Presentation Materials.